New and amended accounting standards and interpretations	12 Months Ended
Jun. 30, 2020
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New and amended accounting standards and interpretations
38    New and amended accounting standards and interpretations
The Group adopted IFRS 16/AASB 16 ‘Leases’ (IFRS 16) in the Group’s Financial Statements from 1 July 2019. The adoption of other new or amended accounting standards or interpretations applicable from 1 July 2019, including IFRIC 23 ‘Uncertainty over Income Tax Treatment’, did not have a significant impact on the Group’s Financial Statements.
The Group has also early adopted amendments to IFRS 9/AASB 9 ‘Financial Instruments’ (IFRS 9) and IFRS 7/AASB 7 ‘Financial Instruments: Disclosures’ (IFRS 7) in relation to Interest Rate Benchmark Reform.
All new and amendments to standards and interpretations have been endorsed by the EU.
IFRS 16 Leases
IFRS 16 replaces IAS 17/AASB 117 ‘Leases’ (IAS 17) including associated interpretative guidance and covers the recognition, measurement, presentation and disclosures of leases in the Financial Statements of both lessees and lessors.
Transition impact
IFRS 16 became effective for the Group from 1 July 2019 and the Group elected to apply the modified retrospective transition approach, with no restatement of comparative financial information. For existing finance leases, the right-of-use asset and lease liability on transition was the IAS 17 carrying amounts as at 30 June 2019.
As allowed by IFRS 16, the Group has elected:

•	except for existing finance leases, to measure the right-of-use asset on transition at an amount equal to the lease liability (as adjusted for prepaid or accrued lease payments);

•	not to recognise low-value or short-term leases on the balance sheet;

•	to only recognise, within the lease liability, the lease component of contracts that include non-lease components and other services;

•	to adjust the carrying amount of right-of-use assets on transition for related onerous lease provisions that were recognised on the Group balance sheet as at 30 June 2019.
Adoption of IFRS 16 resulted in an increase in interest bearing liabilities of US$2.3 billion, right-of-use assets of US$2.2 billion and net adjustments to other assets and liabilities of US$0.1 billion at 1 July 2019. The weighted average incremental borrowing rate applied to the Group’s additional lease liabilities at 1 July 2019 was 2.1 per cent taking into account the currency, tenor and location of each lease.
The following table provides a reconciliation of the operating lease commitments disclosed in note 32 ‘Commitments’ in the 2019 Annual Report to the total lease liability recognised at 1 July 2019:

US$M
Operating lease commitments as at 30 June 2019	1,905
Add: Leases which did not meet the definition of a lease under IAS 17 (1)	686
Add: Cost of reasonably certain extension options (undiscounted)	91
Less: Components excluded from lease liability (undiscounted)	(190)
Less: Effect of discounting	(191)

Total additional lease liabilities recognised at 1 July 2019	2,301

(1)
These relate to freight contracts known as continuous voyage charters (CVCs). Generally CVCs were not considered leases under IAS 17 given the supplier has the right, whether exercised or not, to substitute the named vessel. However, these rights are not considered substantial substitution rights under IFRS 16. Additionally, the Group has the right to direct the use of the vessel throughout the period of use due to the ability to designate the destination port for each voyage and make changes to relevant decisions within the scope of contractual constraints. Consequently, the CVCs meet the definition of a lease under IFRS 16.

The Group’s activities as a lessor are not material and hence there is no significant impact on the Financial Statements on adoption of IFRS 16.

Amendments to IFRS 9 ‘Financial Instruments’ and IFRS 7 ‘Financial Instruments: Disclosures’ – Interest Rate Benchmark Reform
The London Interbank Offered Rate (LIBOR) and other benchmark interest rates are expected to be replaced by alternative risk-free rates by the end of CY2021 as part of inter-bank offer rate (IBOR) reform. The amendments to IFRS 9 and IFRS 7 provide temporary relief from applying specific hedge accounting requirements to hedging arrangements directly impacted by these reforms. The Group has early adopted the amendments resulting in no impact on the Group’s hedge accounting.
As outlined in note 22 ‘Financial risk management’, the Group has foreign currency and US dollar denominated loans and debentures at fixed interest rates. The Group uses interest rate swaps and cross currency swaps to convert most of its fixed interest exposure to a floating USD LIBOR. The interest rate derivatives are designated into fair value hedges.
The reliefs provided by the amendments allow the Group to assume that:

•	USD LIBOR remains a separately identifiable component for the duration of the hedge;

•
for the purpose of assessing the effectiveness of the hedge relationship the USD LIBOR rates referenced by fixed-to-floating
rate swaps in the fair value hedge relationships do not change as a result of IBOR reform.

The amendments were applied retrospectively, including to hedging arrangements designated as hedges during the period, and will continue to apply until the uncertainty arising from the reforms with respect to the timing and the amount of the underlying cash flows that the Group is exposed to ends. A project has been established to assess the implications of IBOR reform across the Group, and to manage and execute the transition from current benchmark rates to alternative benchmark rates. The Group will continue to assess amendments to certain accounting standards covering the accounting for the transition to alternative rates which were released in August 2020 and will be applicable to the Group in future reporting periods.
Issued but not yet effective
A number of other accounting standards and interpretations, along with revisions to the Conceptual Framework for Financial Reporting, have been issued and will be applicable in future periods. While these remain subject to ongoing assessment, no significant impacts have been identified to date. These standards have not been applied in the preparation of these Financial Statements. The classification of future acquisitions may be impacted by the change in the definition of a business under the amendments to IFRS 3/AASB 3 ‘Business Combinations’ effective for the Group from 1 July 2020.
On 29 April 2020, the IFRS Interpretations Committee issued an agenda decision on the application of IAS 12 ‘Income Tax’ when the recovery of the carrying amount of an asset gives rise to multiple tax consequences, concluding that an entity must account for distinct tax consequences separately. The Group is in the process of evaluating the implications of the agenda decision. Changes to the Group’s accounting policy for income tax will be implemented from 1 July 2020 on a retrospective basis.